Exhibit 10.34

Transunion Master Agreement

For Consumer Reporting And

Ancillary Services

This TransUnion Master Agreement for Consumer Reporting and Ancillary Services (“Agreement”) is made and entered as of this      date of         , 201   (the “Effective Date”), by and between Trans Union LLC, with its principal place of business at 555 West Adams, Chicago, Illinois 60661 (“TransUnion”), and Elevate Credit Inc., with its principal place of business at 4150 International Plaza, Suite 300, Ft. Worth, TX 76109 (“Subscriber”). In consideration of the promises and mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, TransUnion and Subscriber hereby agree as follows:

1.	Scope of Agreement. This Agreement applies to any of those information services which Subscriber may desire to receive from TransUnion and which TransUnion offers to Subscriber. Such information services shall herein be collectively referred to as “Services” and all information derived therefrom shall be collectively referred to as “Services Information”.

Subscriber enters into this Agreement on behalf of itself and its affiliates under common ownership and control, as identified on the attached Exhibit A (“Affiliates”), which may be amended by Subscriber from time to time to add and/or delete Affiliates upon written notice to TransUnion. Subscriber and all said Affiliates shall hereinafter be referred to collectively as “Subscriber”.

This Agreement consists of the general terms and conditions set forth in the body of this Agreement (“General Terms”) and Exhibit A. If there is a conflict between the General Terms and any Exhibit, the General Terms shall govern.

2.	Subscriber’s Business. Subscriber certifies that the nature of Subscriber’s business is as described by Subscriber in Subscriber’s customer membership materials.

3.	Consumer Reporting Services.

3.1	Consumer Report Information. TransUnion makes certain consumer report information services from its consumer reporting database (“Consumer Report Information”) available to its customers who have a permissible purpose for receiving such information in accordance with the Fair Credit Reporting Act (15 U.S.C. § 1681 et seq.) including, without limitation, all amendments thereto (“FCRA”).

3.2	FCRA Penalties. THE FCRA PROVIDES THAT ANY PERSON WHO KNOWINGLY AND WILLFULLY OBTAINS INFORMATION ON A CONSUMER FROM A CONSUMER REPORTING AGENCY UNDER FALSE PRETENSES SHALL BE FINED UNDER TITLE 18, OR IMPRISONED NOT MORE THAN TWO YEARS, OR BOTH.

June 2013
1
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

3.3	Subscriber Certifications. Subscriber certifies that it shall request Consumer Report Information solely for Subscriber’s exclusive one-time use and use such information solely for the permissible purpose(s) set forth below in Sections 3.4 – 3.7, and for no other purpose, subject however, to the additional restrictions set forth herein. If requested by TransUnion, and in addition to the general certification set forth herein, Subscriber agrees to, and shall, individually certify the permissible purpose for each Consumer Report Information it requests. Such individual certification shall be made by Subscriber pursuant to instructions provided from time to time by TransUnion. Additionally, Subscriber certifies that Subscriber is not a telephone solicitor doing business in Massachusetts or Connecticut and using the data provided by TransUnion for the initiation of a telephone call or message to encourage the purchase or rental of, or investment in, property, goods or services, that is transmitted to a consumer. For purposes of this Agreement, the term “adverse action” shall have the same meaning as that term is defined in the FCRA.

3.4	Consumer Report Information - Permissible Purpose(s):

•	In connection with a credit transaction involving the consumer on whom the information is to be furnished and involving the extension of credit to, or review or collection of an account of the consumer.

•	In connection with the underwriting of insurance involving the consumer.

•	Pursuant to the written authorization of the consumer who is the subject of the Consumer Report Information. Subscriber certifies that each such written authorization will expressly authorize Subscriber to obtain the Consumer Report Information, and will contain at a minimum the subject’s name, address, social security number (where available) and signature. Subscriber further agrees to retain copies of all such written authorizations for a minimum of five (5) years from the date of inquiry, and make such written authorizations available to TransUnion upon request. Nothing in this certification, or elsewhere in this Agreement, is intended to allow Subscriber to purchase Consumer Report Information for the purpose of selling or giving the report, or information contained in or derived from it, to the subject of the report, or to any other third party, and Subscriber expressly agrees to refrain from such conduct.

•	For employment purposes, in which case Subscriber shall request only a TransUnion service expressly designed for employment purposes (“Employment Report”). Subscriber further certifies that it shall not request an Employment Report unless and subject to the following conditions:

A.	A clear and conspicuous disclosure is first made in writing to the consumer before the Consumer Report Information is obtained, in a document that consists solely of the disclosure, that a consumer report may be obtained for employment purposes;

June 2013	2
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

B.	The consumer has authorized in writing the procurement of the Employment Report;

C.	Information from the Employment Report will not be used in violation of any applicable federal or state equal employment opportunity law or regulation;

D.	The Employment Report will only be used once; and,

E.	Before taking adverse action in whole or in part based on the Employment Report, Subscriber shall provide the consumer with a copy of the Employment Report and shall provide the consumer with a copy of the consumer’s rights, in the format approved by the Consumer Financial Protection Bureau (“CFPB”), which form notice shall be supplied to Subscriber by TransUnion either with each report, or one time in print format, in which case Subscriber agrees to duplicate and provide said form notice to the consumer as required hereunder.

•	To use the Consumer Report Information as a potential investor or servicer, or current insurer, in connection with a valuation of, or an assessment of, the credit or prepayment risks associated with an existing credit obligation.

•	To use the Consumer Report Information in connection with Subscriber’s legitimate business need for the information in connection with a business transaction that is initiated by a consumer.

•	To use the Consumer Report information in connection with Subscriber’s legitimate business need for the information to review an account to determine whether the consumer continues to meet the terms of the account.

** The following certifications are available for use by Government Agencies only **

•	To use the Consumer Report Information in connection with a determination of the consumer’s eligibility for a license or other benefit granted by a governmental instrumentality required by law to consider an applicant’s financial responsibility or status.

•	Subscriber is the head of a state or local child support enforcement agency (or state or local government official authorized by the head of such an agency), and on each request the Subscriber certifies that:

A.	The Consumer Report Information is needed for the purpose of establishing an individual’s capacity to make child support payments or determining the appropriate level of such payments;

June 2013	3
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

B.	The paternity of the consumer for the child to which the obligation relates has been established or acknowledged by the consumer in accordance with state laws under which the obligation arises (if required by those laws);

C.	The Subscriber has provided at least 10 days’ prior notice to the consumer whose report is requested, by certified or registered mail to the last known address of the consumer, that the report will be requested; and,

D.	The Consumer Report Information will be kept confidential, will be used solely for a purpose described in subparagraph (A) above, and will not be used in connection with any other civil, administrative, or criminal proceeding, or for any other purpose;

•	Subscriber is an agency administering a state plan under Section 454 of the Social Security Act (42 U.S.C. 654) and will use the information to set an initial or modified child support award.

3.5	Account Review/Account Monitoring Certification. In the event that Subscriber requests Consumer Report Information for account review or monitoring purposes, whether batch or on-line, Subscriber shall make such requests solely for review or monitoring of Subscriber’s own open accounts and/or closed accounts with balances owing, and for no other purpose. Subscriber shall notify TransUnion in a mutually acceptable format of the review or monitoring methods and criteria desired, and of any desired changes to or deletion of any individual monitoring set, and shall delete individual monitoring sets on any consumers if Subscriber ceases to have a permissible purpose to receive Consumer Report Information on such consumers. When Subscriber requests information as a potential investor or servicer, or current insurer, in connection with a valuation of or an assessment of the credit or prepayment risks associated with an existing credit obligation (“Valuation Account Reviews”), Subscriber shall first obtain the prior written consent of the current account owner or servicer of such accounts and make a copy of such consent available to TransUnion.

3.6

Prescreening Certifications. Provided that Subscriber meets all TransUnion reporting requirements for prescreening customers as may be established by TransUnion from time to time, TransUnion, upon request by Subscriber, agrees to extract names from TransUnion’s central computer life of credit information, or to screen names of individuals contained on a base list mutually acceptable to TransUnion and Subscriber, in accordance with selection criteria as specified by Subscriber and acceptable to TransUnion (“Prescreen Services”). Prescreen Services may include scores, attributes and/or other appends as mutually agreed.

June 2013	4
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

Each such request for prescreened names, including, but not limited to, such criteria associated with each such request, is hereby incorporated into this Agreement by reference.

3.6.1	Format and Delivery. TransUnion shall supply, and deliver to Subscriber, such Prescreen Services in the form of prescreened lists (“Prescreened Lists”), in a mutually agreed upon format. TransUnion will be responsible for the computer programming of the selection criteria specified by Subscriber.

3.6.2	Third Party Processors. Subscriber shall notify TransUnion, in writing. whether it intends to have a designated third party processor (“Processor”) perform further processing of Prescreened Lists to further refine the selection. Upon such notification, TransUnion shall deliver such Prescreened Lists to Subscriber’s designated Processor provided said Processor has been approved by TransUnion and has executed an agreement for processing with TransUnion. Subscriber shall so notify TransUnion in writing in conjunction with each prescreen request as to whether Subscriber intends to so utilize Processor. Subscriber certifies that neither the criteria used to select the names nor the tape nor media layout description of the attributes will be disclosed by Subscriber to Processor. Subscriber certifies that it will not request or receive from Processor any names of consumers other than those to which it will make a firm offer of credit or insurance, as defined by the FCRA (“Firm Offer”). Moreover, Subscriber shall require that Processor provide to TransUnion, in a mutually agreed upon format, clearly labeled media identifying all consumers on such refined Prescreened List so that TransUnion can post inquiries to its files on such consumers as required by law. Subscriber shall require that Processor provide such media to Trans Union upon completion of such further processing but in no event later than seventy-five (75) days after Processor’s receipt of the media from TransUnion.

3.6.3

Subscriber Solicitation and Use of the Prescreened Lists. Except as otherwise mutually agreed, Subscriber will be responsible for preparation of solicitation materials and all other communications to be made with prescreened individuals. Subscriber hereby certifies that it will extend a Firm Offer of credit or insurance to each and every individual named on the Prescreened List, or Processor-refined Prescreened List, and that such offer will not be withdrawn or withheld after the offer is made, except as permitted by the FCRA. Subscriber further agrees to make available to TransUnion upon request a sample or draft of the mail piece or telemarketing script in which the Firm Offer will be made, and TransUnion may refuse to provide Prescreened Lists if TransUnion has a good faith belief that the proposed offer is not a Firm Offer of credit or insurance. However, notwithstanding this right to review the mail piece or

June 2013	5
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

script, TransUnion shall have no liability for failure of such mail piece or script to comply with applicable law, including, but not limited to, the FCRA.

3.6.4	One Time Use. All information received from Prescreened Services is for Subscriber’s exclusive one-time use. Such information shall not be revealed or made available, in whole or in part, to any person except employees of Subscriber or Processor who have a need to know as expressly authorized under this Agreement. In no event shall the Prescreened Services be used for the processing of credit applications or underwriting insurance in the normal course of business. Except solely to the extent necessary to utilize such Prescreened Lists pursuant to the terms and conditions of this Agreement, Subscriber shall not copy the Prescreened Lists, or any portion thereof, without TransUnion’s prior written consent, nor grant any other person or entity the right to do so. Moreover, Subscriber is not granted any ownership rights or title to the Prescreened Lists nor to any information contained in any and all such Prescreened Lists.

3.7	Instant Decision Processing. TransUnion offers a suite of automated instant decision processing tools that: (i) determine whether a consumer qualifies for requested products or service, made available subject to the permissible certifications in Section 3.4, above; (ii) reviews existing customers for possible action on an account, made available subject to Section 3.5, above; or, (iii) performs a prescreen of an individual’s consumer credit file against pre-determined credit criteria, made available subject to Section 3.6, above (collectively, “Instant Decision Processing”). When a Subscriber desires to receive any Instant Decision Processing services, tire delivery specifications and decision criteria shall be set forth in a separate written Schedule to be attached thereto.

3.7.1	TransUnion has developed a service that allows its customers electing Instant Decision Processing services to retrieve, through the Internet, the instant decision screen and Consumer Report Information, if applicable, generated as a result of a previously processed instant credit decision transaction (“Previous instant Credit Decision”). Consumer Report Information will be limited for decisions relating to prescreening.

TransUnion may make the Previous Instant Credit Decision available to subscribers electing Instant Decision Processing services. TransUnion, for each individual instant credit decision transaction requested by Subscriber, shall exercise reasonable efforts to retain, on behalf of Subscriber, the Previous Instant Credit Decision which was originally delivered to Subscriber for a period of thirty-five (35) days from such instant credit decision transaction.

June 2013	6
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

Subscriber hereby represents and warrants that, for each individual instant credit decision transaction for which Subscriber utilized Previous Instant Credit Decision, Subscriber shall use the Previous Instant Credit Decision solely: (i) one time for the specific permissible purpose, pursuant to the FCRA, for which Subscriber requested such individual instant credit decision transaction; and, (ii) solely in conjunction with such particular individual instant credit decision transaction. Subscriber shall not use Previous Instant Credit Decision for any other purpose whatsoever.

3.8	California Certification. If Subscriber is a retailer who uses Consumer Report Information in connection with in-person credit applications, subject to the California Consumer Credit Reporting Agencies Act and all amendments thereto, then Subscriber shall instruct its employees responsible for receiving in-person credit applications from California consumers, including point of sale applications, to inspect the applicant’s photo identification prior to requesting Consumer Report Information. Subscriber shall identify to TransUnion, either by subscriber code or by flag on the affected inquiry when it requests Consumer Report Information for an in-person credit application.

3.9	Vermont Certification. Subscriber agrees to comply with Vermont law when requesting a consumer report on a Vermont resident. Subscriber expressly agrees to obtain the consumer’s consent before requesting a consumer report to the extent and in the manner required by Vermont law.

4.	Ancillary Services.

4.1	Fraud Prevention Services. TransUnion offers several fraud prevention services that evaluate inquiry input elements against other input elements and/or against proprietary databases to identify potential discrepancies and/or inaccuracies. Fraud prevention service messages may be delivered with Consumer Report Information as a convenience, but are not part of a consumer’s file nor are they intended to be consumer reports. In the event Subscriber obtains any fraud prevention services from TransUnion in conjunction with Consumer Report Information or as a stand-alone service, Subscriber shall not use the fraud prevention services, in whole or in part, as a factor in establishing an individual’s creditworthiness or eligibility for credit, insurance, employment, or for any other purposes under the FCRA. Moreover, Subscriber shall not take any adverse action against any consumer that is based in whole or in part on the fraud prevention services. As a result of information obtained from the fraud prevention services, it is understood that Subscriber may choose to obtain additional information from one or more additional independent sources. Any action or decision as to any individual, which is taken or made by Subscriber based solely on such additional information obtained from such additional independent source(s) shall not be deemed prohibited by this paragraph.

June 2013	7
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

4.2	Reference Services.

4.2.1	TransUnion offers a suite of reference services from sources other than its Consumer Reporting Database (“Non-CRD Reference Services”), which it may make available to Subscriber under the terms of this Agreement. Subscriber shall not use Non-CRD Reference Services for marketing purposes without the prior written consent of TransUnion.

4.2.2	TransUnion also offers the suite of reference services from its Consumer Reporting Database (“CRD Reference Services”). If Subscriber desires to receive CRD Reference Services, Subscriber hereby certifies that the specific purpose(s) for which the CRD Reference Services will be requested, obtained and used by Subscriber is one or more of the following uses as described in, and as may be interpreted from time to time, by competent legislative, regulatory or judicial authority, and as being encompassed by Section (6802)(e) of the Gramm-Leach-Bliley Act, Title V, Subtitle A, Financial Privacy (15 U.S.C. § 6801-6809) (“GLB”) and the United States Federal Trade Commission rules promulgated thereunder. Subscriber shall not request, obtain or use such CRD Reference Services for any other purpose.

•	As necessary to effect, administer, or enforce a transaction requested or authorized by the consumer, or in connection with servicing or processing a financial product or service requested or authorized by the consumer;

•	As necessary to effect, administer, or enforce a transaction requested or authorized by the consumer, or in connection with maintaining or servicing the consumer’s account with Subscriber and Subscriber is a financial institution;

•	With the consent or at the direction of the consumer;

•	To protect against or prevent actual or potential fraud, unauthorized transactions, claims, or other liability;

•	For use solely conjunction with a legal or beneficial interest held by Subscriber and relating to the consumer, or,

•	For use solely in Subscriber’s fiduciary or representative capacity on behalf of the consumer.

4.2.3	For purposes of this Agreement, the term “Reference Services” shall be deemed to include both Non-CRD Reference Services and CRD Reference Services. Subscriber shall not take any adverse action against any consumer that is based in whole or in part on the Reference Services.

June 2013	8
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

4.3	Depersonalized Data Services. From time to time, Subscriber may desire to obtain depersonalized data (“Data Services”) identified in a Data Services request form or other mutually agreed upon document signed by an authorized representative of Subscriber (“Data Services Request” or “DSR”). Subscriber represents and warrants that Subscriber shall use any and all Data Services received pursuant to this Agreement solely for one or more of the following purposes:

A.	Determination of the validity of an existing risk score model or of certain data attributes, when such model or attributes will be used in conjunction with the evaluation of consumer credit information received and used under this Agreement;

B.	Building Subscriber’s own consumer credit information-based model which model shall be used solely in conjunction with the evaluation of consumer credit information received and used under this Agreement;

C.	Review and validation of Subscriber’s policies relating to credit eligibility or any other permissible purpose under the FCRA, which policies Subscriber shall use in conjunction with evaluating consumer credit information received and used under this Agreement;

D.	Determination of the qualitative value of consumer credit information TransUnion provides under this Agreement; or,

E.	Other appropriate purpose as agreed to by TransUnion and Subscriber in an applicable DSR.

4.3.1	Subscriber shall not use Data Services for any other purpose and shall take no action as to any individual consumer as the result of the Data Services received under this Agreement. With respect to each request for Data Services, Subscriber represents and warrants that: (i) it does not have the ability to match the Data Services to the identity of any consumer; (ii) it shall make no attempt to obtain data permitting it to match the Data Services to the identity of any consumer; (iii) it will not accept any information from any third party that permits such a match; and, (iv) it will make no such match.

4.4

TransUnion Scores. Subscriber may request, in writing, that TransUnion provide TransUnion Scores to Subscriber, which shall include the Vantage Score, in connection with the delivery of a consumer report obtained hereunder or in connection with the delivery of Data Services under Section 4.3, TransUnion

June 2013	9
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

agrees to perform such processing as reasonably practicable, Subscriber shall use TransUnion Scores provided in connection with the delivery of a consumer report only in accordance with its permissible purpose under the FCRA certified at the time of its request for such TransUnion Scores. Subscriber will request Scores only for Subscriber’s exclusive use. Subscriber may store Scores solely for Subscriber’s own use in furtherance of Subscriber’s original purpose for obtaining the Scores

4.4.1	Adverse Action Factors. Subscriber recognizes that factors other than the TransUnion Score may be considered in making a decision as to a consumer. Such other factors include, but are not limited to, the credit report, the individual account history, application information, and economic factors. TransUnion may provide score reason codes to Subscriber, which are designed to indicate the principal factors that contributed to the TransUnion Score, and may be disclosed to consumers as the reasons for taking adverse action, as required by the Equal Credit Opportunity Act (“ECOA”) and its implementing Regulation (“Reg. B’’). The TransUnion Score itself, when accompanied by the corresponding reason codes, may also be disclosed to the consumer who is the subject of the TransUnion Score. However, the TransUnion Score itself may riot be used as the reason for adverse action under Reg. B.

4.4.2	Use of TransUnion Scores for Model Development or Model Calibration. TransUnion Scores, including the Vantage Score, obtained in conjunction with Data Services under Section 4.3 for the purpose o model development or model calibration, may be used for model development or model calibration in compliance with the following conditions: (i) the Scores may only be used as an independent variable in custom models; (ii) only the raw depersonalized Score and Score segment identifier may be used in modeling (i.e. no other Score information may be used, including, but not limited to, adverse action reasons, documentation, or scorecards may be used); and, (iii) Subscriber’s depersonalized analytics and/or depersonalized third party modeling analytics performed on behalf of Subscriber, using Scores, will be kept confidential and not disclosed to any third party except to: (a) Subscriber’s third party processing agents and other contractors of Subscriber who have executed an agreement that limits the use of the Scores by the third party only to the use permitted to Subscriber and contains the prohibitions set forth herein regarding model development, model calibration, reverse engineering and confidentiality; (b) to governmental regulatory agencies; and/or, (c) as required by law. In no event may Subscriber reverse engineer the TransUnion Scores.

4.4.3

Confidentiality of TransUnion Scores. The TransUnion Score is proprietary to TransUnion and shall not be disclosed to any other third party without TransUnion’s prior written consent, except as expressly

June 2013	10
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

permitted herein or where clearly required by law. All TransUnion Scores provided hereunder will be held in strict confidence and may never be sold, licensed, copied, reused, or reproduced, and may never be disclosed, revealed or made accessible, in whole or in part, to any Person, except: (i) to those employees of Subscriber with a need to know and in the course of their employment; (ii) to those third party processing agents and other contractors of Subscriber who have a need to know in connection with Subscriber’s use of the TransUnion Scores as permitted hereunder and who have executed a written agreement that limits the use of the TransUnion Scores by the third party only to the use permitted to Subscriber and contains the prohibitions set forth herein regarding model development, model calibration, reverse engineering and confidentiality; (iii) when accompanied by the corresponding reason codes, to the consumer who is the subject of the score, when in connection with an adverse action notice; (iv) to governmental regulatory agencies; (v) to ratings agencies, dealers, investors and other third parties for the purpose of evaluating assets or investments (e.g., securities) containing or based on obligations of the consumers to which the Scores apply (e.g., mortgages, student loans, auto loans, credit cards), provided that (a) Subscriber may disclose Scores only in aggregated formats (e.g., averages and comparative groupings) that do not reveal individual Scores, (b) Subscriber shall not provide any information that would enable a recipient to identify the individuals in whom the Scores apply, and (c) Subscriber shall enter into art agreement with each recipient that limits the use of the Scores to evaluation of such assets or investments; or, (vi) as required by law. Subscriber shall not, nor permit any third party to, publicly disseminate any results of the validations and/or other reports derived from the TransUnion Scores without TransUnion’s prior written consent. For the purpose of this Section 4.4.3, “Person” shall mean an individual, a partnership, a corporation, a limited liability company, a trust, a joint venture, art unincorporated organization and any Government Authority. For the purpose of this Section 4.4.3, “Government Authority” means any national, provincial, state, municipal, local or foreign government, ministry, department, commission, board, bureau, agency, authority, instrumentality, unit, or taxing authority thereof.

4.4.4	Predictive Triggers Models. TransUnion’s Predictive Triggers Models may be made available to Subscriber in conjunction with Subscriber’s Prescreen and Account Review requests. Subscriber hereby represents and warrants that when Subscriber requests Predictive Triggers Models in conjunction with its Account Review requests, Subscriber shall not use Predictive Triggers Models, nor any information derived therefrom: (i) to take any adverse action as to any individual consumer, or, (ii) for any other reason including, but not limited to, in connection with the collection of an account.

June 2013	11
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

4.4.5	TransUnion Score Performance. Certain TransUnion Scores are implemented with standard minimum exclusion criteria. TransUnion shall not be liable to Subscriber for any claim, injury, or damage suffered directly or indirectly by Subscriber as a result of any Subscriber requested changes to the exclusion criteria which result in normally excluded records being scored by such TransUnion Scores. TransUnion warrants that the scoring algorithms used in the computation of the scoring services provided under this Agreement (“Models”), are empirically derived from credit data and are a demonstrably and statistically sound method of rank-ordering candidate records with respect to the purpose of the TransUnion Scores when applied to the population for which they were developed, and that no scoring algorithm used by a TransUnion Score uses a “prohibited basis” as defined in ECOA and Reg. B promulgated thereunder. The TransUnion Score may appear on a credit report for convenience only, but is not a part of the credit report nor does it add to the information in the report on which it is based.

4.5	Third Party Scores and Other Third Party Services. TransUnion has the capability to offer certain non-TransUnion owned scores derived from models built jointly with third parties, and other services provided by third parties, which are subject to additional warranties offered or terms imposed by such third parties. If desired by Subscriber, such third party scores and services shall be made available pursuant to a separate agreement or pursuant to an addendum to this Agreement.

4.6	OFAC Name Screen. TransUnion, as a stand-alone service, in conjunction with Consumer Report Information or as an append to an ancillary service, has the capability to offer an indicator in the event a consumer’s name, as supplied by Subscriber to TransUnion on input and not as may be found on TransUnion’s database(s), appears on the United States Department of Treasury Office of Foreign Asset Control File (“OFAC File”). In the event Subscriber obtains OFAC Name Screen services from TransUnion in conjunction with Consumer Report Information or as an append to art ancillary service, Subscriber shall be solely responsible for taking any action that may be required by federal law as a result of a potential match to the OFAC File, and shall not deny or otherwise take any adverse action against any consumer which is based, in whole or in part, on TransUnion’s OFAC Name Screen services.

5.	Additional Terms and Conditions.

5.1

Confidentiality. Subscriber shall hold all Services Information in confidence and shall not disclose such information, in whole or in part, to any person except: (i) as required by law (e.g., an order or a court or data request from an

June 2013	12
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

administrative or governmental agency with competent jurisdiction) to be disclosed; provided however, that Subscriber shall provide TransUnion with ten (10) days prior written notice before the disclosure of such information pursuant to this Paragraph 5.1; (ii) its employees that have a need to know in connection with its use of the Services Information as permitted under this Agreement; or, (iii) its authorized agents who have a need to know in connection with its use of the Services Information as permitted under this Agreement and who are bound by written obligations sufficient to limit use of such Services Information strictly for Subscriber’s benefit in accordance with the use and other restrictions contained in this Agreement. However, none of the foregoing restrictions shall prohibit Subscriber from disclosing to the subject of the Consumer Report Information, who is the subject of an adverse action, the content of the Consumer Report Information as it relates to any such adverse action. The forgoing obligations of confidentiality with respect to Services Information shall in all instances prevail over contrary or less stringent obligations of confidentiality entered between the parties.

5.2	Safeguards. Each party shall implement, and shall take measures to maintain, reasonable and appropriate administrative, technical, and physical security safeguards (“Safeguards”) designed to: (i) insure the security and confidentiality of non-public personal information; (ii) protect against anticipated threats or hazards to the security or integrity of non-public personal information; and, (iii) protect against unauthorized access or use of non-public personal information that could result in substantial harm or inconvenience to any consumer. When a consumer’s first name or first initial and last name is used in combination with both: (i) a social security number, driver’s license or identification card number, or account number, credit or debit card number, and, (ii) any required security code, access code, or password that would permit access to an individual’s financial account (“Personal Information”), and such combined information is delivered to Subscriber unencrypted, Subscriber shall implement and maintain reasonable security procedures and practices appropriate to the nature of the information and to protect the Personal Information from unauthorized access, destruction, use, modification, or disclosure including without limitation, ensuring any Subscriber intentional deletion, destruction and/or disposal of Personal Information (whether in paper, electronic, or any other form, and regardless of medium on which such Personal Information is stored) is performed in a manner so as to reasonably prevent its misappropriation or other unauthorized use including, but not limited to, cross-shredding printed information and pulverizing or incinerating tapes, disks and other such non-paper media.

5.3

Authorized Requests. Subscriber shall use the Services and Services Information: (i) solely for the Subscriber’s certified use(s); (ii) solely for Subscriber’s exclusive one-time use; and, (iii) subject to the terms and conditions of this Agreement. Subscriber shall not request, obtain or use Services for any other purpose including, but not limited to, for the purpose of selling, leasing, renting or

June 2013	13
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

otherwise providing information obtained under this Agreement to any other party, whether alone, in conjunction with Subscriber’s own data, or otherwise in any service which is derived from the Services. Services shall be requested by, and Services Information shall only disclosed by Subscriber to, Subscriber’s designated and authorized employees and agents having a need to know and only to the extent necessary to enable Subscriber to use the Services and Services Information in accordance with this Agreement, and, with respect to agents, only those who are bound by written obligations sufficient to limit use of such Services and Services Information strictly for Subscriber’s benefit in accordance with the use and other restrictions contained in this Agreement. Subscriber shall ensure that such Subscriber designated and authorized employees and agents shall not attempt to obtain any Services on themselves, associates, or any other person except in the exercise of their official duties.

5.4	Rights to Services. Subscriber shall not attempt, directly or indirectly, to reverse engineer, decompile, or disassemble Services and Services Information, or any confidential or proprietary criteria developed or used by TransUnion relating to the Services provided under this Agreement. Except as explicitly set forth in this Agreement the entire right, title and interest in and to the Services and all copyrights, patents, trade secrets, trademarks, trade names, and all other intellectual property rights associated with any and all ideas, concepts, techniques, inventions, processes, or works of authorship including, but not limited to, all materials in written or other tangible form developed or created by TransUnion in its performance of the Services, shall at all times vest exclusively in TransUnion. TransUnion reserves all rights not explicitly granted to Subscriber under this Agreement. Subscriber acknowledges that any misappropriation or threatened misappropriation of TransUnion’s rights in and to the Services and other TransUnion intellectual property, or any breach or threatened breach of the foregoing restrictions, may cause immediate and irreparable injury to TransUnion, and in such event, TransUnion shall he entitled to seek injunctive relief, without the necessity to post bond, in addition to any and all other remedies available at law or in equity. Nothing stated herein will be construed to limit any other remedies available to TransUnion under this Agreement including, but not limited to suspension and/or termination.

5.5	Compliance with Laws. Each party hereto shall be responsible for its own compliance with all applicable federal and state legislation, regulations and judicial actions, including, but not limited to, FCRA, GLBA and all other applicable privacy laws, “do not call” laws, the Drivers Privacy Protection Act (18 U.S.C. Section 2721 et seq.) and similar and/or associated state laws and regulations governing the use and disclosure of drivers’ license information, as now or as may become effective, to which it is subject. Changes in the performance of TransUnion’s obligations under this Agreement necessitated by TransUnion’s good faith interpretations of any applicable law, regulation, judicial or regulatory action or license rights, shall not constitute a breach of this Agreement.

June 2013	14
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

5.6	Fees and Payments. Subscriber agrees to pay the fees and charges for Services provided to Subscriber under this Agreement. Such pricing is hereby incorporated into this Agreement by reference. Any periodic and/or minimum Subscriber fees under this Agreement arc non-refundable, in whole or in part, in the event of a termination of this Agreement. TransUnion reserves the right to change the fees and charges from time to time, but no change in such charges shall become effective as to the Subscriber earlier than thirty (30) days after written notice thereof shall have been given by TransUnion to Subscriber. Subscriber shall also pay all the cost of all media, media shipping, and insurance costs, taxes, duties and/or other charges of any kind imposed by any federal, state, or local governmental entity for the Services, Services Information, or both, provided under this Agreement. However, Subscriber shall not be responsible for taxes imposed upon TransUnion by any federal, state or local authority against the gross income of TransUnion.

5.6.1	In addition, in the event that TransUnion’s cost of rendering Services increases as a result of federal, state or local laws, ordinances or other regulatory, administrative or governmental acts, then TransUnion may implement a surcharge subject to the following: (i) any surcharge will be applicable generally to TransUnion’s customers; (ii) TransUnion will provide sixty (60) days prior written notice to Subscriber prior to implementing any new surcharge; and, (iii) any surcharge will be applied only to products and services pertaining to consumers in the geographic area affected by the law, ordinance or other regulatory, administrative or governmental ordinance or other regulatory, administrative or governmental act. A legislative surcharge is imposed on certain types of reports pertaining to consumers residing in the United States, and an additional surcharge is imposed on certain reports pertaining to only Colorado residents.

5.6.2	TransUnion shall provide invoices to Subscriber and Subscriber shall pay such invoices within thirty (30) days of the invoice date. Without limiting any of TransUnion’s remedies for non payment or late payment of invoices, invoices which are not paid within sixty (60) days of the invoice date shall be subject to a late charge of one and one-half percent (1.5%) per month (18% per year) or the maximum allowed by law, whichever is less. If collection efforts are required, Subscriber shall pay all costs of collection, including reasonable attorneys’ fees.

5.7

Term, Termination and Survival. The term of this Agreement shall commence upon the Effective Date and shall remain in effect until terminated by any party hereto for any reason whatsoever by providing thirty (30) days prior written

June 2013	15
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

notification to the other party. Moreover, without limiting any other remedies to which either party may be entitled, if a party, in good faith, determines that the other party has materially breached any of its obligations under this Agreement, such party shall provide written notice to the other party of such determination. The breaching party shall have thirty (30) days to cure any alleged breach, provided that such breach is curable. If the breaching party fails to cure within thirty (30) days of receiving such written notice or if such breach is not curable, the non-breaching party shall have the right to immediately suspend its performance, in whole or in part, under this Agreement, immediately terminate this Agreement, or both.

5.7.1	The foregoing notwithstanding, TransUnion reserves the right, at TransUnion’s sole option, to immediately suspend its performance, in whole or in part, under this Agreement, or immediately terminate this Agreement, if TransUnion, in good faith and in its sole discretion, determines that: (i) the requirements of any law, regulations and/or judicial action have not been met; (ii) as a result of any new, or changes in existing, laws, regulations, and/or judicial actions, that the requirements of any law, regulation and/or judicial action will not be met; (iii) the use of the Services is the subject of litigation or threatened litigation by any governmental agency; (iv) any product, process, or both, including, without limitation, any software, information, data, or other material, as well as any intellectual property rights embodied by any or all of the foregoing (whether licensed to, owned by, or otherwise controlled by, TransUnion), and necessary (as reasonably demonstrated by TransUnion) for the provision of the Services to Subscriber is/are enjoined, likely to be enjoined (in TransUnion’s counsel’s written opinion), or the licenses thereto is/are otherwise terminated by the licensing entity; and/or, (v) any combination of the foregoing,

5.7.2	With the exception of TransUnion’s obligation, if any, to provide Services under this Agreement, all provisions of this Agreement shall survive any such termination of this Agreement including, but not limited to, all restrictions of) Subscriber’s use of Services information. Moreover, any such termination shall not relieve Subscriber of any fees or other payments clue to TransUnion through the date of any such termination nor affect any rights, duties or obligations of either party that accrue prior to the effective date of any such termination.

5.8	Warranty.

5.8.1

TransUnion Limited Warranty. TransUnion represents and warrants that the Services will be provided in a professional and workmanlike manner consistent with industry standards. In the event of any breach of this warranty, TransUnion shall exercise commercially reasonable efforts to

June 2013	16
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

re-perform the applicable Services which are not in compliance with the above warranty, provided that: (i)TransUnion receives written notice of such breach within ten (10) days after performance of the applicable Services; and (ii) the Services are able to be re-performed. TransUnion, in the event it cannot re-perform such Services, shall refund the fees paid by Subscriber for the applicable Services which are not in compliance with the above warranty. SUBSCRIBER ACKNOWLEDGES AND AGREES THAT TRANSUNION’S SOLE AND EXCLUSIVE OBLIGATION, AND SUBSCRIBER’S SOLE AND EXCLUSIVE REMEDY, IN THE EVENT OF ANY BREACH OF THE FOREGOING WARRANTY IS AS SET FORTH IN THIS PARAGRAPH. TRANSUNION DOES NOT WARRANT THE SERVICES TO BE UNINTERRUPTED OR ERROR-FREE OR THAT THE SERVICES WILL MEET SUBSCRIBER’S REQUIREMENTS. THE WARRANTY SET FORTH IN THIS SECTION 5.8.1 IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES THAT MIGHT BE IMPLIED FROM A COURSE OF PERFORMANCE OR DEALING OR TRADE USAGE OR WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NO REPRESENTATIVE OF TRANSUNION IS AUTHORIZED TO GIVE ANY ADDITIONAL WARRANTY.

5.8.2	Subscriber represents and warrants that: (i) it has the authority to enter into and perform under this Agreement; (ii) it has the right to give to TransUnion the rights set forth in this Agreement; and, (iii) it has the right to provide any and all information including, but not limited to, data obtained from third parties, to TransUnion, and to allow TransUnion to provide the same to TransUnion’s subcontractors, for use in performance of the Services.

5.9	Indemnification for Intellectual Property Infringement. TransUnion, subject to the limitations of liability contained herein, will defend and indemnify Subscriber against a third party claim that any TransUnion-owned Services infringe a United States patent, copyright, trademark, trade secret or other United States intellectual property rights of a third party, provided that: (i) Subscriber gives TransUnion prompt written notice of any such claim of which it has knowledge; (ii)TransUnion is given full control over the defense of such claim and all related settlement negotiations; and, (iii) Subscriber provides TransUnion with the assistance, in information and authority necessary to perform TransUnion’s obligations under this paragraph. Reasonable out-of-pocket expenses incurred by Subscriber in providing such assistance will be reimbursed by TransUnion.

June 2013	17
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

If any such claim of infringement has occurred or in TransUnion’s opinion is likely to occur, then TransUnion may, at its option and expense: (i) use commercially reasonable efforts to procure for Subscriber the right to use the infringing Services; (ii) replace or modify the infringing portion of the Services so that it is no longer subject to any infringement claim, or, (iii) if the foregoing, in TransUnion’s reasonable determination, is not practicable, TransUnion shall so notify Subscriber of such determination and Subscriber shall have the right to immediately terminate this Agreement. TransUnion shall have no obligation under this Section to indemnify or defend Subscriber against a lawsuit or claim of infringement to the extent any such claim or lawsuit results from: (i) other material which is combined with or incorporated into the Services; (ii) any substantial changes or alterations to the information provided as part of the Services by Subscriber; (iii) any misuse or unauthorized use of the Services which, but for Subscriber’s misuse or unauthorized use of the Services, such claim would not have occurred; or, (iv) required compliance by TransUnion with design documentation or specifications originating with, specified by or furnished by or on behalf of Subscriber. THE FOREGOING PROVISIONS STATE THE ENTIRE LIABILITY OF TRANSUNION AND THE SOLE AND EXCLUSIVE REMEDY OF SUBSCRIBER WITH RESPECT TO ANY PROCEEDINGS, CLAIMS, DEMANDS, LOSS, DAMAGE OR EXPENSES INCURRED BY SUBSCRIBER RELATING TO THE INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS RESULTING FROM THE SERVICES AND THIS AGREEMENT.

5.10	Limitation of Liability. TRANSUNION’S SOLE LIABILITY, AND SUBSCRIBER’S SOLE REMEDY, FOR BREACHES OF THIS AGREEMENT BY TRANSUNION ARISING FROM TRANSUNION’S NEGLIGENCE SHALL BE THE CORRECTION OF ANY DEFECTIVE SERVICE OR THE REFUND OF FEES PAID FOR SAME. SUBSCRIBER’S SOLE LIABILITY, AND TRANSUNION’S SOLE REMEDY, FOR BREACHES OF THIS AGREEMENT BY SUBSCRIBER ARISING FROM SUBSCRIBER’S NEGLIGENCE SHALL BE CAPPED AT THE FEES BILLED UNDER THIS AGREEMENT FOR THE SERVICES GIVING RISE TO THE CLAIM. FOR ALL OTHER CLAIMS BY EITHER PARTY AGAINST THE OTHER ARISING OUT OF SUCH OTHER PARTY’S BREACH OF THIS AGREEMENT, THE CULPABLE PARTY’S AGGREGATE TOTAL LIABILITY SHALL BE CAPPED AT [****] TIMES THE [****] BILLED UNDER THIS AGREEMENT PRIOR TO THE CLAIM(S) ARISING.

5.10.1

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES INCURRED BY THE OTHER PARTY AND ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOSS OF

June 2013	18
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

GOOD WILL AND LOST PROFITS OR REVENUE, WHETHER OR NOT SUCH LOSS OR DAMAGE IS BASED IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY, INDEMNITY, OR OTHERWISE, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

5.10.2	ADDITIONALLY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY AND ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT MORE THAN [****] AFTER THE CAUSE OF ACTION HAS ACCRUED.

5.11	Assignment and Subcontracting. Neither party may assign or otherwise transfer this Agreement, in whole or in part, without the prior written consent of the other, and such consent shall not be unreasonably withheld. Notwithstanding the foregoing, TransUnion may assign or transfer this Agreement to a wholly-owned subsidiary, in the event of a purchase of substantially all of TransUnion’s assets, or in the event of a corporate form reorganization (e.g., LLC to C-Corporation), and Subscriber may assign or transfer its rights and/or obligations under this Agreement to any Affiliate of Subscriber identified on Exhibit A attached hereto. Moreover, TransUnion shall have the unrestricted right to subcontract the Services to be provided to Subscriber by TransUnion under this Agreement; provided however, that such subcontracting shall not relieve TransUnion of its obligations under this Agreement. The limited warranty and limitation of liability provisions set forth in this Agreement shall also apply for the benefit of TransUnion’s licensors, subcontractors and agents.

5.12	Security. Subscriber represents and warrants that: (i) all TransUnion-supplied identification codes (each a “User ID”) and associated passwords (each a “Password”) shall be kept confidential and secure (e.g., Subscriber shall ensure that Passwords are not stored on any desktop and/or portable workstation/terminal nor other storage and retrieval system and/or media, that Internet browser caching functionality is not used to store Passwords and that appropriate firewalls or other electronic barriers are in place); and, (ii) each User ID and Password shall be used solely by individuals Subscriber has authorized to use such User IDs and Passwords. In the event of any unauthorized use, misappropriation or other compromise of User IDs and/or Passwords, Subscriber shall promptly (but in no event later than forty-eight (48) hours after the occurrence of any of the foregoing) notify TransUnion by phone and in writing.

Subscriber shall fully cooperate with TransUnion in mitigating any damages due to any misappropriation or unauthorized use or disclosure of any non-public

June 2013	19
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

personal information (including, but not limited to, Personal information and other consumer credit information). Such cooperation shall include, but not necessarily be limited to, allowing TransUnion to participate in the investigation of the cause and extent of such misappropriation and/or unauthorized use or disclosure. Such cooperation shall not relieve Subscriber of any liability it may have as a result of such a misappropriation and/or unauthorized use or disclosure. Subscriber agrees, that to the extent any such unauthorized use, unauthorized disclosure, misappropriation, or other event is due to Subscriber’s (including, without limitation, its employee’s, agent’s or contractor’s) negligence, intentional wrongful conduct, or breach of this Agreement, Subscriber shall be responsible for any required consumer, public and/or other notifications, and all costs associated therewith; provided however, that other than except to the extent required to comply with applicable law, Subscriber shall make no public notification, including but not limited to press releases or consumer notifications, of the potential or actual occurrence of such misappropriation and/or unauthorized disclosure without TransUnion’s prior written consent, and, with respect to any such notifications required by law, Subscriber shall not use any TransUnion trade name, trademark, service mark, logo, in any such notifications without the prior written approval of TransUnion.

5.13	In the event Subscriber will utilize a third party intermediary (e.g., application service provider, Internet service provider or other network provider) for the purpose of transmitting requests for, receiving, archiving, storing, hosting, or otherwise performing processing of any kind related to, Services and/or Services Information, Subscriber shall ensure it has first entered into an agreement with such third party prohibiting such third party’s use of, and access to, the Services and Services Information for any purpose other than to the extent necessary to provide such application or network services to Subscriber. Subscriber shall be solely liable for any of its, such third panics, or other Subscriber agent’s or contractor’s, actions or omissions, including, but not limited to, any misappropriation or other compromise of User ID’s and/or Passwords, any misappropriation and/or unauthorized disclosure of Services Information (including, but not limited to, consumer credit information), any security breaches, or any misuse of the Services information in violation of this Agreement or applicable law. Furthermore, Subscriber understands and agrees that its third party intermediaries, agents and/or contractors shall not be entitled as a third party beneficiary or otherwise, to take any action or have any recourse against TransUnion in respect of any claim based upon any actual or alleged failure to perform under this Agreement.

5.14

No Waiver. No failure or successive failures on the part of either party, or its respective successors or permitted assigns, to enforce any covenant or agreement, and no waiver or successive waivers on the part of either party, or its respective successors or permitted assigns, of any condition of this Agreement, shall operate as a discharge of such covenant, agreement, or condition, or render the same

June 2013	20
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

invalid, or impair the right of either party, its respective successors or permitted assigns, to enforce the same in the event of any subsequent breach or breaches by the other party, its successors or permitted assigns.

5.15	Independent Contractors. This Agreement is not intended to create or evidence any employer-employee arrangement, agency, partnership, joint venture, or similar relationship of any kind whatsoever between TransUnion and Subscriber. Moreover, no party shall, by virtue of this Agreement, have any right or power to create any obligation, express or implied, on behalf of any other party.

5.16	Construction and Severability. All references in this Agreement to the singular shall include the plural where applicable. Titles and headings to sections or paragraphs in this Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of this Agreement. If any term or provision of this Agreement is held by a court of competent jurisdiction be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

5.17	Force Majeure. Neither party shall be liable to the other for failure to perform or delay in performance under this Agreement if, and to the extent, such failure or delay is caused by conditions beyond its reasonable control and which, by the exercise of reasonable diligence, the delayed party is unable to prevent or provide against. Such conditions include, but are not limited to, acts of God; strikes, boycotts or other concerted acts of workers; failure of utilities; laws, regulations or other orders of public authorities; military action, state of war, acts of terrorism, or other national emergency; fire or flood. The party affected by any such force majeure event or occurrence shall give the other party written notice of said event or occurrence within five (5) business days of such event or occurrence.

5.18	Audit Rights. During the term of this Agreement and for a period of three (3) years thereafter, TransUnion may, upon reasonable notice and during normal business hours, audit Subscriber’s policies, procedures and records which pertain to this Agreement to ensure compliance with this Agreement.

5.19	No Presumption against Drafter. Each of the parties has jointly participated in the negotiation and drafting of this Agreement. In the event of any ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

June 2013	21
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

5.20	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois regardless of the laws that might otherwise govern under applicable Illinois principles of conflicts of law.

5.21	Trademarks. Both Subscriber and TransUnion shall submit to the other party for written approval, prior to use, distribution, or disclosure, any material including, but not limited to, all advertising, promotion, or publicity in which any trade name, trademark, service mark, and/or logo (hereinafter collectively referred to as the “Marks”) of the other party are used (the “Materials”). Such party, from whom approval is being requested, shall not unreasonably withhold its approval. Both parties shall have the right to require, at each party’s respective discretion and as communicated in writing, the correction or deletion of any misleading, false, or objectionable material from any Materials. Moreover, when using the other party’s Marks pursuant to this Agreement, a party shall take all reasonable measures required to protect the other party’s rights in such Marks, including, but not limited to, the inclusion of a prominent legend identifying such Marks as the property of the other party. In using each other’s Marks pursuant to this Agreement, each party acknowledges and agrees that: (i) the other party’s Marks are and shall remain the sole properties of the other party; (ii) nothing in this Agreement shall confer in a party any right of ownership in the other party’s Marks; and, (iii) neither party shall contest the validity of the other party’s Marks. Notwithstanding anything in this Agreement to the contrary, TransUnion shall have the right to disclose to third parties Subscriber’s marks to the extent they appear in consumer credit reports containing Subscriber’s account information and/or inquiries without the prior written approval of Subscriber.

5.22	CFPB Notices. By signing this Agreement, Subscriber acknowledges receipt of a copy of the Consumer Financial Protection Bureau’s “Notice to Users of Consumer Reports: Obligations of Users Under the FCRA” and a copy of the Consumer Financial Protection Bureau’s “Notices to Furnishers of Information: Obligations of Furnishers Under the FCRA”. Any future updates to the forgoing notices will be accessible by Subscriber on TransUnion’s website.

5.23

Entire Agreement. THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, ALL EXHIBITS AND ATTACHMENTS HERETO, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN TRANSUNION AND SUBSCRIBER AND SUPERSEDES ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, SOLELY WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT. THIS AGREEMENT MAY NOT BE ALTERED, AMENDED, OR MODIFIED EXCEPT BY WRITTEN INSTRUMENT SIGNED BY THE DULY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES. THIS AGREEMENT SHALL NOT BE BINDING ON EITHER PARTY UNTIL SIGNED BY TRANSUNION. THE INDIVIDUAL EXECUTING THIS AGREEMENT

June 2013	22
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

ON BEHALF OF SUBSCRIBER HAS DIRECT KNOWLEDGE OF ALL FACTS CERTIFIED AND THE AUTHORITY TO BIND SUBSCRIBER TO THE TERMS OF THIS AGREEMENT.

June 2013	23
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date. The parties hereto agree that a facsimile or other electronic transmission of an unmodified image (e.g., transmission in a portable document format “pdf”) of this fully executed Agreement shall constitute an original and legally binding document.

TRANS UNION LLC			Elevate Credit, Inc.
Subscriber Name

By:	/s/ Kenneth Downs	By:	/s/ Jason Harvison
	TransUnion Representative		Subscriber Representative

	Kenneth Downs – VP Sales Development		Jason Harvison – Secretary-Treasurer
	Name and Title of Signer (please print)		Name and Title of Signer (please print)

	4-30-14		04-03-2014
	Date Signed		Date Signed

Subscriber Code Number Assigned

June 2013	24
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A

AFFILIATES

Affiliates means, with respect to Subscriber, any entity at any time controlling, controlled by or under common control with such Subscriber, where such control means: (i) for corporate entities, direct ownership of 51% or more of the stock or shares entitled to vote for the election of the board of directors or other governing body of the entity; and, (ii) for non-corporate entities, direct ownership of 51% or more of the equity interest. Subscriber has such Affiliates, as listed on this Exhibit A, which Affiliates are authorized by Subscriber to access TransUnion consumer credit reports and/or ancillary services under Subscriber’s code(s), pursuant to the terms and conditions of the Master Agreement. Subscriber shall notify TransUnion in writing of any additions to or deletions from this Exhibit A. Subscriber represents and warrants that it has the authority to enter into this Agreement on behalf of its Affiliates. Moreover, Subscriber represents and warrants that it shall insure that it has appropriate legal authority from each such Affiliate that binds each such Affiliate to the provisions of this Agreement, including, without limitation, all attachments hereto, as if each such Affiliate were a signatory to this Agreement. Subscriber certifies that all Affiliates participating under the Master Agreement shall be instructed as to their obligations under the Master Agreement, including but not limited to the certification of permissible purpose contained therein, if applicable. Therefore, Subscriber and each Affiliate shall be jointly and severally liable under the terms of this Agreement.

In the event Subscriber, or subsequently any Affiliate, assigns this Agreement to an Affiliate, then upon any and each such assignment, such assignee Affiliate hereby represents and warrants that it has the authority to assume all rights and obligations under this Agreement on behalf of itself and all other Affiliates listed below and that such assignee Affiliate further represents and warrants that it shall insure that it has appropriate legal authority from each of its Affiliates listed below that binds each such Affiliate to the provisions of this Agreement, including, without limitation, all attachments hereto, as if each such Affiliate were a signatory to this Agreement. Subscriber (or any such Affiliate, as applicable) shall promptly notify TransUnion in writing of any and each such assignment.

Date:

Subscriber Name:

Subscriber Code:

Affiliate Name	Physical Address, City, State and Zip Code
See attached list

June 2013
25
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

ELEVATE CREDIT INC. AFFILIATES

Affiliate Name	Physical Address, City, State and Zip Code”	Name to be listed on Credit Inquiries
Elevate Decision Sciences, LLC	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	N/A
Elevate Credit, Inc.	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	N/A
Elastic Financial, LLC	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	N/A
Elastic©Work, LLC	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	N/A
PayDay One, LLC	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	N/A
PDO Financial, LLC d/b/a RISE Credit	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
PDO Financial, LLC d/b/a RISE	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
Presta Holdings, LLC	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	Presta
[****]	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	N/A
RISE Credit of Alabama, LLC d/b/a RISE	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
RISE Credit of Georgia, LLC d/b/a RISE	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
RISE Credit of Delaware, LLC d/b/a RISE	42 Read’s Way, Suite A, New Castle, Delaware 19720	RISE (risecredit.com)
RISE Credit of Idaho, LLC d/b/a RISE	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
RISE Credit of Missouri, LLC d/b/a RISE	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
RISE Credit Service of Ohio, LLC d/b/a RISE	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
RISE Credit of South Carolina, LLC d/b/a RISE	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
RISE Credit of South Dakota, LLC d/b/a RISE	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
RISE Credit Service of Texas, LLC d/b/a RISE	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
RISE Credit of Utah, LLC d/b/a RISE Credit	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
RISE Credit of California, LLC d/b/a RISE	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)
RISE Credit of North Dakota, LLC d/b/a RISE	4150 International Plaza, Suite 300, Ft. Worth, TX 76109	RISE (risecredit.com)

June 2013	26
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

The FCRA permits creditors and insurers to obtain limited consumer report information for use in connection with unsolicited offers of credit or Insurance tinder certain circumstances. Section 603(l), 604(c), 604(e), and 615(d). This practice is known as “‘prescreening” and typically involves obtaining from a CRA a list of consumers who meet certain pre-established criteria. If any person intends to use prescreened lists, that person must (1) before the offer is made, establish the criteria that will be relied upon to make the offer and to grant credit or insurance, and (2) maintain such criteria on file for a three-year period beginning on the date on which the offer is made to each consumer. In addition, any user must provide with each written solicitation a clear and conspicuous statement that:

•	Information contained in a consumer’s CRA file was used in connection with the transaction.

•	The consumer received the offer because he or she satisfied the criteria for credit worthiness or insurability used to screen for the offer.

•	Credit or insurance may not be extended if, after the consumer responds, it is determined that the consumer does not meet the criteria used for screening or any applicable criteria bearing on credit worthiness or insurability, or the consumer does not furnish required collateral.

•	The consumer may prohibit the use of information in his or her file in connection with future prescreened offers of credit or insurance by contacting the notification system established by the CRA that provided the report. This statement must include the address and the toll-free telephone number of the appropriate notification system.

In addition, once the CFPB has established the format, type size, and manner of the disclosure required by Section 615(d), with which users must comply. The relevant regulation is 12 CFR 1022.54.

VIII. Obligations of Resellers

A.	Disclosure and Certification Requirements

Section 607(e) requires any person who obtains a consumer report for resale to take the following steps:

•	Disclose the identity of the end-user to the source CRA.

•	Identify to the source CRA each permissible purpose for which the report will be furnished to the end-user.

•	Establish and fallow reasonable procedures to ensure that reports are resold only for permissible purposes, including procedures to obtain:

1)	the identity of all end-users;

June 2013	27
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

2)	certifications from all users of each purposes for which reports will be used; and

3)	certifications that reports will not be used for any purpose other than the purpose(s) specified to the reseller. Resellers must make reasonable efforts to verify this information before selling the report.

B.	Reinvestigations by Resellers

Under Section 611(f), if a consumer disputes the accuracy or completeness of information in a report prepared by a reseller, the reseller must determine whether this is a result of an action or omission on its part and, if so, correct or delete the information. If not, the re-seller must send the dispute to the source CRA for reinvestigation. When any CRA notifies the reseller of the results of an investigation, the reseller must immediately convey the information to the consumer.

C.	Fraud Alerts and Resellers

Section 605A(f) requires resellers who receive fraud alerts or active duty alerts from another consumer reporting agency to include these in their reports.

June 2013	28
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

IX. Liability For Violations Of The FCRA

All users of consumer reports must comply with all applicable regulations. Information about applicable regulations currently in effect can be found at the Consumer Financial Protection Bureau’s website, www.consumerfinance.gov/learnmore.

NOTICE TO USERS OF CONSUMER REPORTS:

OBLIGATIONS OF USERS UNDER THE FCRA

The Fair Credit Reporting Act (FCRA), 15 U.S.C. §1681-1681y, requires that this notice be provided to inform users of consumer reports of their legal obligations. State law may impose additional requirements. The text of the FCRA is set forth in full at the Consumer Financial Protection Bureau’s (CFPB) website at www.consumerfinance.gov/learnmore. At the end of this document is a list of United States Code citations for the FCRA. Other information about user duties is also available at the Bureau’s website. Users must consult the relevant provisions of the FCRA for details about their obligations under the FCRA.

The first section of this summary sets forth the responsibilities imposed by the FCRA on all users of consumer reports. The subsequent sections discuss the duties of users of reports that contain specific types of information, or that are used for certain purposes, end the legal consequences of violations. If you are a furnisher of information to a consumer reporting agency (CRA), you have additional obligations and will receive a separate notice from the CRA describing your duties as a furnisher.

I.	Obligations of All Users of Consumer Reports

A.	Users Must Have a Permissible Purpose

Congress has limited the use of consumer reports to protect consumers’ privacy. All users must have a permissible purpose under the FCRA to obtain a consumer report. Section 604 contains a list of the permissible purposes under the law. These are:

•	As ordered by a court or federal grand jury subpoena. Section 604(a)(1)

•	As Instructed by the consumer in writing. Section 604(a)(2)

•	For the extension of credit as a result of an application from a consumer, or the review or collection of a consumer’s account. Section 604(a)(3)(A)

•	For employment purposes, including hiring and promotion decisions, where the consumer has given written permission. Section 604(a)(3)(B) and 604(b)

•	For the underwriting of insurance as a result of an application from a consumer. Section 604(a)(3)(C)

June 2013	29
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

•	When there is a legitimate business need, in connection with a business transaction that is initiated by the consumer. Section 604(a)(3)(F)(i)

•	To review a consumer’s account to determine whether the consumer continues to meet the terms of the account. Section 604(a)(3)(F)(ii)

•	To determine a consumer’s eligibility for a license or other benefit granted by a governmental instrumentality required by law to consider an applicant’s financial responsibility or status. Section 604(a)(3)(D)

•	For use by a potential investor or servicer, or current insurer, in a valuation or assessment of the credit or prepayment risks associated with an existing credit obligation. Section 604(a)(3)(E)

•	For use by state or local officials in connection with the determination of child support payments, or modifications and enforcement thereof. Section 604(a)(4) and Section 604(a)(5).

In addition, creditors and insurers may obtain certain consumer report information for the purpose of making “prescreened” unsolicited offers of credit or Insurance. Section 604(c). The particular obligations of users of “prescreened” information are described in Section VII below.

B.	Users Must Provide Certifications

Section 604(f) prohibits any person from obtaining a consumer report from a consumer reporting agency (CRA) unless the person has certified to the CRA the permissible purpose(s) for which the report is being obtained and certifies that the report will not be used for any other purpose.

C.	Users Must Notify Consumers When Adverse Actions Are Taken

The term “adverse action” is defined very broadly by Section 603. “Adverse actions” include all business, credit, and employment actions affecting consumers that can be considered to have a negative impact as defined by Section 603(k) of the FCRA — such as denying or canceling credit or insurance, or denying employment or promotion. No adverse action occurs In a credit transaction where the creditor makes a counteroffer that is accepted by the consumer.

1.	Adverse Actions Based on Information Obtained From a CRA

If a user takes any type of adverse action as defined by the FCRA that is based at least in part on information contained in a consumer report, Section 615(a) requires the user to notify the consumer. The notification may be done in writing, orally, or by electronic means. It must include the following:

•	The name, address, and telephone number of the CRA (including a toll-free telephone number, if it is a nationwide CRA) that provided the report.

June 2013	30
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

•	A statement that the CRA did not make the adverse decision and is not able to explain why the decision was made.

•	A statement setting forth the consumer’s right to obtain a free disclosure of the consumer’s file from the CRA if the consumer makes a request within 60 days.

•	A statement setting forth the consumer’s right to dispute directly with the CRA the accuracy or completeness of any information provided by the CRA.

2.	Adverse Actions Based on Information Obtained from Third Parties Who Are Not Consumer Reporting Agencies

If a person denies (or increases the charge for) credit for personal, family, or household purposes based either wholly or partly upon information from a person other than a CRA, and the information is the type of consumer information covered by the FCRA, Section 615(b)(1) requires that the user clearly and accurately disclose to the consumer his or her right to be told the nature of the information that was relied upon if the consumer makes a written request within 60 days of notification. The user must provide the disclosure within a reasonable period of time following the consumer’s written request.

3.	Adverse Actions Based on Information Obtained From Affiliates

If a person takes an adverse action involving insurance, employment, or a credit transaction initiated by the consumer, based on information of the type covered by the FCRA, and this information was obtained from an entity affiliated with the user of the information by common ownership or control, Section 615(b)(2) requires the user to notify the consumer of the adverse action. The notice must inform the consumer that he or she may obtain a disclosure of the nature of the information relied upon by making a written request within 60 days of receiving the adverse action notice. If the consumer makes such a request, the user must disclose the nature of the information not later than 30 days after receiving the request. If consumer report information is shared among affiliates and then used for an adverse action, the user must make an adverse action disclosure set forth in I.C.1 above.

June 2013	31
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

D.	Users Have Obligations When Fraud and Active Duty Military Alerts are in Files

When a consumer has placed a fraud alert, including one relating to identity theft, or an active duty military alert with a nationwide consumer reporting agency as defined in Section 603(p) and resellers, Section 605A(h) imposes limitations on users of reports obtained from the consumer reporting agency in certain circumstances, including the establishment of a new credit plan and the issuance of additional credit cards. For initial fraud alerts and active duty alerts, the user must have reasonable policies and procedures in place to form a belief that the user knows the identity of the applicant or contact the consumer at a telephone number specified by the consumer; in the case of extended fraud alerts, the user must contact the consumer in accordance with the contact information provided in the consumer’s alert.

E.	Users Have Obligations When Notified of an Address Discrepancy

Section 605(h) requires nationwide CRAs, as defined in Section 603(p), to notify users that request reports when the address for a consumer provided by the user in requesting the report is substantially different from the addresses in the consumer’s file. When this occurs, users must comply with regulations specifying the procedures to be followed. Federal regulations are available at www.consumerfinance.gov/learnmore.

F.	Users Have Obligations When Disposing of Records

Section 628 requires that all users of consumer report information have in place procedures to properly dispose of records containing this information. Federal regulations have been issued that cover disposal.

II.	Creditors Must Make Additional Disclosures

If a person uses a consumer report in connection with an application for, or a grant, extension, or provision of, credit to a consumer on material terms that are materially less favorable than the most favorable terms available to a substantial proportion of consumers from or through that person, based in whole or in part on a consumer report, the person must provide a risk-based pricing notice to the consumer in accordance with regulations prescribed by the Consumer Financial Protection Bureau.

Section 609(g) requires a disclosure by all persons that make or arrange loans secured by residential real property (one to four units) and that use credit scores. These persons must provide credit scores and other information about credit scores to applicants, including the disclosure set forth in Section 609(g)(1)(D) (“Notice to the Home Loan Applicant”).

June 2013	32
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

III.	Obligations Of Users When Consumer Reports Are Obtained For Employment Purposes

A.	Employment Other Than in the Trucking industry

If information from a CRA is used for employment purposes, the user has specific duties, which are set forth in Section 604(b) of the FCRA. The user must:

•	Make a clear and conspicuous written disclosure to the consumer before the report is obtained, in a document that consists solely of the disclosure, that a consumer report may be obtained.

•	Obtain from the consumer prior written authorization. Authorization to access reports during the term of employment may be obtained at the time of employment.

•	Certify to the CRA that the above steps have been followed, that the information being obtained will not be used in violation of any federal or state equal opportunity law or regulation, and that, if any adverse action is to be taken based on the consumer report, a copy of the report and a summary of the consumer’s rights will be provided to the consumer.

•	Before taking an adverse action, the user must provide a copy of the report to the consumer as well as the summery of the consumer’s rights. (The user should receive this summary from the CRA.). A Section 615(a) adverse action notice should be sent after the adverse action is taken.

An adverse action notice also is required in employment situations if credit information (other than transactions and experience data) obtained from an affiliate is used to deny employment Section 615(b)(2).

The procedures for Investigative consumer reports and employee misconduct investigations are set forth below.

B.	Employment in the Trucking Industry

Special rules apply for truck drivers where the only interaction between the consumer and the potential employer is by mail, telephone, or computer. In this case, the consumer may provide consent orally or electronically, and an adverse action may be made orally, in writing, or electronically. The consumer may obtain a copy of any report relied upon by the trucking company by contacting the company.

June 2013	33
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

IV.	Obligations When Investigative Consumer Reports Are Used

Investigative consumer reports are a special type of consumer report in which information about a consumer’s character, general reputation, personal characteristics, and mode of living is obtained through personal interviews by an entity or person that is a consumer reporting agency. Consumers who are the subject of such reports are given special rights under the FCRA. If a user intends to obtain an investigative consumer report, Section 606 requires the following:

•	The user must disclose to the consumer that an investigative consumer report may be obtained. This must be done in a written disclosure that is mailed, or otherwise delivered, to the consumer at some time before or not later than three days after the date on which the report was first requested. The disclosure must include a statement informing the consumer of his or her right to request additional disclosures of the nature and scope of the investigation as described below, and the summary of consumer rights required by Section 609 of the FCRA. (The summary of consumer rights will be provided by the CRA that conducts the investigation.)

•	The user must certify to the CRA that the disclosures set forth above have been made and that the user will make the disclosure below.

•	Upon written request of a consumer made within a reasonable period of time after the disclosures required above, the user must make a complete disclosure of the nature and scope of the investigation. This must be made in a written statement that is mailed, or otherwise delivered, to the consumer no later than five days after the date on which the request was received from the consumer or the report was first requested, whichever is later in time.

V.	Special Procedures for Employee Investigations

Section 603(x) provides special procedures for investigations of suspected misconduct by an employee or for compliance with Federal, state or local laws and regulations or the rules of a self-regulatory organization, and compliance with written policies of the employer. These investigations are not treated as consumer reports so long as the employer or its agent complies with the procedures set forth in Section 603(x), and a summary describing the nature and scope of the inquiry is made to the employee if an adverse action is taken based on the investigation.

VI.	Obligations Of Users Of Medical Information

Section 604(g) limits the use of medical information obtained from consumer reporting agencies (other than payment Information that appears in a coded form that does not identify the medical provider). If the information is to be used for an insurance transaction, the consumer must give consent to the user of the report or the information must be coded. If the report is to be used for employment purposes - or in connection with a credit transaction (except as provided in federal regulations) - the consumer must provide specific written consent and the medical information must be relevant. Any user who receives medical information shalt not disclose the information to any other person (except where necessary to carry out the purpose for which the information was disclosed, or as permitted by statute, regulation, or order).

June 2013	34
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TransUnion Master Agreement For Consumer Reporting And Ancillary Services

VII.	Obligations Of Users Of “Prescreened” Lists

Failure to comply with the FCRA can result in state government or federal government enforcement actions, as well as private lawsuits. Sections 616, 617, and 621. In addition, any person who knowingly and willfully obtains a consumer report under false pretenses may face criminal prosecution. Section 619.

The CFPB’s website, www.consumerfinance.gov/learnmore, has more information about the FCRA, including publications for businesses and the full text of the FCRA.

Citations for the FCRA sections in the U.S. Code, 15 U.S.C. § 1681 et seq.:

Section 602	15 U.S.C. 1681
Section 603	15 U.S.C. 1681a
Section 604	15 U.S.C. 1681b
Section 605	15 U.S.C. 1681c
Section 605A	16 U.S.C. 1681cA
Section 605B	15 U.S.C. 1681cB
Section 606	15 U.S.C. 1681d
Section 607	15 U.S.C. 1681e
Section 608	15 U.S.C. 1681f
Section 609	15 U.S.C. 1681g
Section 610	15 U.S.C. 1681h
Section 611	15 U.S.C. 1681i
Section 612	15 U.S.C. 1681j
Section 613	15 U.S.C. 1681k
Section 614	15 U.S.C. 1681l
Section 615	15 U.S.C. 1681m
Section 616	15 U.S.C. 1681n
Section 617	15 U.S.C. 1681o
Section 618	15 U.S.C. 1681p
Section 619	15 U.S.C. 1681q
Section 620	15 U.S.C. 1681r
Section 621	15 U.S.C. 1681s
Section 622	15 U.S.C. 1681s-1
Section 623	15 U.S.C. 1681s-2
Section 624	15 U.S.C. 1681t
Section 625	15 U.S.C. 1681u
Section 626	16 U.S.C. 1681v
Section 627	15 U.S.C. 1681w
Section 628	15 U.S.C. 1681x
Section 629	15 U.S.C. 1681y

June 2013	35
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.